Exhibit 10.15


                  HYATT GAMING PLEDGE AND ASSIGNMENT AGREEMENT

           THIS HYATT GAMING PLEDGE AND ASSIGNMENT AGREEMENT, dated as of March 14, 2000 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Agreement"), is made by WINDSOR WOODMONT BLACK HAWK RESORT CORP., a Colorado corporation, as pledgor ("Pledgor"), in favor of HYATT GAMING MANAGEMENT, INC., a Nevada corporation (together with its successors and assigns, "Lender").

                                    RECITALS

           WHEREAS, the Pledgor and SunTrust Bank, a Georgia banking corporation, as trustee (in such capacity, together with its successors and assigns, the "Indenture Trustee") are, contemporaneously with the execution and delivery of this Agreement, entering into that certain Indenture of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), pursuant to which Pledgor (a) is issuing its 13% Series A First Mortgage Notes due 2005 (such notes, together with any notes issued in replacement thereof or in exchange therefor, the "Series A Notes"), and (b) will issue its 13% Series B First Mortgage Notes due 2005 (such notes, together with any notes issued in replacement thereof or in exchange therefor, the "Series B Notes" and together with the Series A Notes, the "Initial Notes"), in the original aggregate principal amount of $100,000,000 and pursuant to which Pledgor may issue up to an additional $35,000,000 aggregate principal amount of notes in the same series as the Initial Notes (such notes, together with any notes issued in replacement thereof or in exchange therefor, the "Additional Notes" and, together with the Initial Notes, the "Senior Notes").

           WHEREAS, it is a condition precedent to the purchase of the Senior Notes that Pledgor shall have executed and delivered that certain Pledge and Assignment Agreement, of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "First Pledge Agreement") to the Indenture Trustee for itself and the ratable benefit of the holders from time to time of the Senior Notes to secure the payment and performance of the Obligations (as defined in the First Pledge Agreement).

           WHEREAS, the Pledgor and Lender are, contemporaneously with the execution and delivery of this Agreement, entering into that certain Subordinated Loan Agreement of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Subordinated Loan Agreement"), pursuant to which Lender is loaning Pledgor the principal amount of $7,500,000 (the "Subordinated Loan") evidenced by that certain Subordinated Promissory Note of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Subordinated Note").

           WHEREAS, it is a condition precedent to the making of the Subordinated Loan that Pledgor shall have executed and delivered this Agreement to Lender to secure the payment and performance of the Obligations (as hereinafter defined).

           WHEREAS, Pledgor, Lender and the Indenture Trustee have entered into that certain Intercreditor Subordination and Collateral Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time,

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the "Intercreditor Agreement") of even date herewith to establish the relative priorities of the indebtedness owing by Pledgor and of the liens securing such indebtedness.

           WHEREAS, the Pledgor, Indenture Trustee, Lender, Norwest Bank Minnesota, N.A., a national association ("Norwest"), as disbursement agent for Lender (in such capacity, the "Disbursement Agent"), First American Heritage Title Company, as the construction escrow agent, and RE TECH+, Inc., as independent construction consultant under the Indenture, are, contemporaneously with the execution and delivery of this Agreement, entering into that certain Cash Collateral and Disbursement Agreement of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Disbursement Agreement") pursuant to which the net proceeds of the Senior Notes (the "Senior Notes Proceeds") and the Subordinated Note (the "Hyatt Gaming Proceeds" which, together with the Senior Notes Proceeds shall be referred to herein as the "Note Proceeds") will be administered and maintained, including the investment of certain portions of such proceeds in Government Securities and Investment Grade Securities in accordance with the Indenture and the Disbursement Agreement and such other investments as provided in that certain letter agreement regarding escrow closing instructions dated as of March 17, 2000 by and among Pledgor, Indenture Trustee, Lender and Disbursement Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Closing Escrow Letter").

           WHEREAS, Pledgor is the legal and beneficial owner of the securities listed in Schedule I hereto and will be the legal and beneficial owner of all securities purchased by or on behalf of Pledgor from time to time with the Note Proceeds and/or other amounts deposited or accruing in the Pledged Collateral Accounts, as defined below (all of the foregoing securities, collectively, the "Securities").

           NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce Lender to make the Subordinated Loan, the parties hereto hereby agree as follows:

           Section 1. Definitions. Terms used but not otherwise defined herein that are defined in the Uniform Commercial Code (as defined herein) shall have the meanings given in the Uniform Commercial Code. Capitalized terms used but not otherwise defined herein shall have the meanings given in the Subordinated Loan Agreement. In addition the following terms shall have the following meanings when used herein.

           "Advance Disbursement Account" shall have the meaning assigned to such term under subsection 2(c).

           "Advance Disbursement Account Agreement" means that certain Advance Disbursement Account Agreement dated as of even date herewith by and among Pledgor, the Indenture Trustee, Lender, the Disbursement Agent and Norwest, as Securities Intermediary.

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           "Book-Entry Securities" means securities issued by the United States of America or any agency or instrumentality thereof maintained through registration on the books of a Federal Reserve Bank pursuant to applicable Federal book-entry regulations.

           "Completion Reserve Account" shall have the meaning assigned to such term under subsection 2(c).

           "Construction Disbursement Account" shall have the meaning assigned to such term under subsection 2(c).

           "Governmental Authority" means any federal, state, local or foreign court, agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever or any governmental or quasi-governmental unit, whether now or hereafter in existence, or any officer or official thereof.

           "Hyatt Gaming Account Agreement" means that certain Hyatt Gaming Account Agreement dated as of even date herewith by and among Pledgor, Lender, and Norwest, as Securities Intermediary (as amended, restated, supplemented or otherwise modified from time to time).

           "Hyatt Gaming Accounts" means, collectively, the Hyatt Gaming Completion Reserve Account, the Hyatt Construction Disbursement Account and the Advance Disbursement Account.

           "Hyatt Gaming Completion Reserve Account" shall have the meaning assigned to such term under subsection 2(c).

           "Hyatt Gaming Construction Disbursement Account" shall have the meaning assigned to such term under subsection 2(c).

           "Interest Reserve Account" shall have the meaning assigned to such term under subsection 2(c).

           "Interest Reserve Account Agreement" means that certain Interest Reserve Account Agreement dated as of even date herewith by and among Pledgor, the Indenture Trustee, the Disbursement Agent and Norwest, as Securities Intermediary.

           "Interest Securities Intermediary" means SunTrust, together with its successors and assigns, in its capacity as a "securities intermediary" within the meaning of 31 C.F.R. Section 357.2 and Section 8-102 of the Uniform Commercial Code.

           "Interim Interest Reserve Account" shall have the meaning assigned to such term under subsection 2(c).

           "Interim Interest Reserve Account Agreement" means that certain Interest Reserve Account Agreement dated as of even date herewith by and among Pledgor, the Indenture Trustee and the Securities Intermediary.

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           "Liquor Laws" means the liquor laws of any jurisdiction or jurisdictions to which the Pledgor or any of its Subsidiaries is, or may at any time after the date of the Subordinated Loan Agreement, be subject.

           "Liquor License" means any license, permit, franchise or other authorization from any Liquor Licensing Authority necessary or required on the date of the Subordinated Loan Agreement or at any time thereafter to own, lease, operate or otherwise conduct the lodging, retail, restaurant or other entertainment facilities of the Pledgor, including all licenses granted under the Liquor Laws.

           "Liquor Licensing Authority" means any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of the United States federal or a foreign government, any state, province or any city or other political subdivision or otherwise, and whether now or hereafter in existence, or any officer or official thereof, including the Colorado Liquor Enforcement Division and the city of Black Hawk Liquor Licensing Authority and any other applicable liquor licensing regulatory authority with authority to regulate any liquor licensed operation (or proposed liquor licensed operation) owned by the Pledgor or any of its Subsidiaries and managed or operated by Hyatt Gaming Management, Inc. or any of its Subsidiaries.

           "Obligations" means all obligations of the Pledgor to the Lender howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with the Subordinated Loan Agreement, the Subordinated Note, this Agreement or any other Transaction Document.

           "Obligor" means any and all Persons obligated to pay money or to perform some other act under or in respect of the Pledged Collateral.

           "Person" means any individual, corporation, limited liability company, partnership, joint venture, estate, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

           "Securities Intermediary" means Norwest, together with its successors and assigns, in its capacity as a "securities intermediary" within the meaning of 31 C.F.R. Section 357.2 and Section 8-102 of the Uniform Commercial Code.

           "Transaction Documents" means the Subordinated Loan Agreement, the Subordinated Note, this Agreement and all other documents, instruments, financing statements and other agreements executed in connection herewith and therewith from time to time, as each of the same may be amended, restated, supplemented or modified from time to time.

           "Uniform Commercial Code" means the Uniform Commercial Code as in effect in the State of New York on the date of this Agreement; provided, however, that if by reason of mandatory provisions of law, the perfection or effect of perfection or non-perfection of the security interest granted hereunder in any Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, Uniform Commercial Code

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shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

           "Unmatured Surviving Obligation" means, as of any date, an Obligation which is contingent and unliquidated and not due and owing on such date and which, pursuant to provisions of any Transaction Document, survives termination of such Transaction Document and the indefeasible payment in full of the Subordinated Note.

           Section 2. Pledge. As collateral security for the due and punctual payment and performance in full when due (whether at stated maturity, upon redemption or required repurchase, by acceleration or otherwise) of the Subordinated Note and all other Obligations, Pledgor hereby pledges, assigns, transfers and grants to Lender, a continuing priority lien on all of the right, title and interest of Pledgor in, to and under the following property, whether now or hereafter existing, owned or acquired (collectively, the "Pledged Collateral"):

               (a) the Securities and the certificates, if any, evidencing the Securities and any interest of Pledgor in the entries on the books of any securities intermediary pertaining to the Securities;

               (b) all Proceeds (as defined under the Uniform Commercial Code or to the extent not defined therein, under other relevant law) of the Securities, and in any event including, without limitation, any and all (i) proceeds of any insurance (except payment made to a Person which is not a party to this Agreement), indemnity, warranty or guarantee payable to Pledgor from time to time with respect to any of the Securities, (ii) payments (in any form whatsoever) made or due and payable to Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Securities by any Governmental Authority (or any person acting on behalf of a Governmental Authority), and (iii) other amounts from time to time paid or payable under or in connection with any of the Securities; and

               (c) any and all (i) funds and assets, including without limitation the Proceeds, now or hereafter deposited in Account Nos.:

           13645-102 (the "Construction Disbursement Account");

           13645-104 (the "Hyatt Gaming Construction Disbursement Account");


           13645-101 (the "Interim Interest Reserve Account");


           13645-103 (the "Completion Reserve Account");


           13645-105 (the "Hyatt Gaming Completion Reserve Account");


           0404017634 (the "Advance Disbursement Account");


           at the Disbursement Agent, and Account No. 6797500 (the "Interest Reserve Account" at the Indenture Trustee, (each, a "Pledged Collateral Account" and, collectively, the "Pledged Collateral Accounts"), including interest that

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accrues either before or after the commencement of any bankruptcy or insolvency proceeding by or against Pledgor, (ii) present and future accounts, general intangibles, chattel paper, contract rights, deposit accounts, instruments, investment property, financial assets and documents now or hereafter relating or arising with respect to the Pledged Collateral Accounts and/or the use thereof and all securities entitlements with respect thereto, and (iii) cash and noncash proceeds and products of the items described in subparagraphs (i) and (ii) above; provided, however, that the Lien granted herein to the Construction Disbursement Account, the Interest Reserve Account, the Interim Interest Reserve Account and the Completion Reserve Account and any Proceeds thereof or other amounts held in any such accounts shall be subordinated to the Lien of the Indenture Trustee in such accounts to the extent, but only to the extent, set forth in the Intercreditor Agreement; provided, further, that the lien granted herein to the Advance Disbursement Account shall be subject to the provisions of the Intercreditor Agreement.

           Section 3. No Release. Nothing set forth in this Agreement shall relieve Pledgor from the performance of any term, covenant, condition or agreement on Pledgor's part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any Person under or in respect of any of the Pledged Collateral or shall impose any obligation on Lender to perform or observe any such term, covenant, condition or agreement on Pledgor's part to be so performed or observed or shall impose any liability on Lender for any act or omission on the part of Pledgor relating thereto or for any breach of any representation or warranty on the part of Pledgor contained in this Agreement, under or in respect of the Pledged Collateral or made in connection herewith or therewith. The provisions set forth in this Section 3 shall survive the termination of this Agreement and the discharge of Pledgor's obligations under this Agreement or any other agreement constituting Pledged Collateral.

           Section 4. Further Assurances. Pledgor agrees that, at any time and from time to time, it will make, execute, endorse, acknowledge and file and refile, or permit Lender to file and refile, such lists, descriptions and designations of the Pledged Collateral, copies of documents of title, vouchers, invoices, schedules, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, amendments thereto, continuation statements, transfer endorsements, powers of attorney and other documents (including without limitation this Agreement), in form reasonably satisfactory to Lender in such offices as Lender may deem necessary or appropriate, wherever required or permitted by law in order to perfect, protect and preserve the rights and interests granted to Lender hereunder. Pledgor hereby authorizes Lender and appoints Lender as its attorney-in-fact to file such financing statements, continuation statements, amendments thereto and other documents, without the signature of Pledgor to the fullest extent permitted by applicable law, and Pledgor agrees to do such further acts and things, and to execute and deliver to Lender such additional assignments, agreements, powers and instruments, in each case, as Lender may reasonably require to carry into effect the purposes of this Agreement, to preserve or protect the lien on the Pledged Collateral created by this Agreement or to assure and confirm unto Lender its rights, powers and remedies hereunder. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term of this Agreement. All of the foregoing shall be at the sole cost and expense of Pledgor.

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           Section 5. Representations, Warranties and Covenants. Pledgor
represents, warrants and covenants as follows:

               (a) Delivery; Perfection. Except for the certificates delivered to the Indenture Trustee on the date hereof, to the extent that any of the Pledged Collateral constitutes certificated securities, Pledgor has delivered to Lender all certificates representing such Pledged Collateral relating to the Securities identified on Schedule I hereto (and, upon satisfaction of the Obligations as defined in the First Pledge Agreement, (i) will immediately deliver to Lender all certificates representing such Pledged Collateral acquired after the date hereof and (ii) hereby consents and agrees and instructs the Indenture Trustee to transfer any certificates held by the Indenture Trustee directly to Lender), accompanied in each case by undated bond powers duly executed in blank, and has caused to be filed with the Secretary of State of the State of Texas, the principal place of business of Pledgor, Uniform Commercial Code financing statements evidencing the lien or pledge created by this Agreement, and, together with the book entries described in Section 5(f) below and the execution and delivery of this Agreement, the Interim Interest Reserve Agreement, the Advance Disbursement Account Agreement, the Interest Reserve Account Agreement and the Hyatt Gaming Account Agreement, such delivery, filing, pledge, transfer and control of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral (except (i) to the extent subordinated to the Indenture Trustee with respect to, but only with respect to, the Construction Disbursement Account, the Interest Reserve Account, the Interim Interest Reserve Account and the Completion Reserve Account and any Proceeds thereof or other amounts held in any such accounts, and (ii) as set forth in the Intercreditor Agreement) and pursuant to the Uniform Commercial Code securing the payment and performance in full of the Obligations.

               (b) No Liens. Pledgor is as of the date hereof, and, as to Pledged Collateral acquired by it from time to time after the date hereof, Pledgor will be, the owner of all of the Pledged Collateral free and clear of any lien (other than the Lien granted to Lender under this Agreement or any other Transaction Document, the Liens granted to the Indenture Trustee in the Construction Disbursement Account, the Interest Reserve Account, the Interim Interest Reserve Account, the Completion Reserve Account and the Advance Disbursement Account and any Proceeds thereof or other amounts held in any such accounts and Permitted Liens specified in subclauses (iv), (vi), (viii) and (xv) of the definition of Permitted Liens in the Subordinated Loan Agreement), and Pledgor shall defend the Pledged Collateral against all claims and demands of all Persons at any time claiming any interest therein adverse to Lender.

               (c) Other Financing Statements. There is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Pledged Collateral and, so long as any Obligations are outstanding, Pledgor shall not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Pledged Collateral, except financing statements filed or to be filed in respect of and covering the Lien granted by Pledgor pursuant to this Agreement or any other Transaction Document

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and the Lien granted to the Indenture Trustee in the Construction Disbursement
Account, the Interest Reserve Account, the Interim Interest Reserve Account, the Completion Reserve Account and the Advance Disbursement Account and any Proceeds thereof or other amounts held in any such accounts.

               (d) Chief Executive Office; Records. The chief executive office of Pledgor is located at 2231 Valdina Street, Dallas, Texas 75207, and has been located there for at least four (4) months preceding the date hereof. In addition, Pledgor's name has not been changed in the four (4) months preceding the date hereof. Pledgor shall not establish a new location for such office nor shall it change its name unless (i) it shall have given Lender not less than thirty (30) days' prior written notice of its intention so to do, clearly describing such new location or locations or name and providing such other information in connection therewith as Lender may request, and (ii) with respect to such new location or name, Pledgor shall have taken all action satisfactory to Lender to maintain the perfection, priority and validity of the lien of Lender in the Pledged Collateral intended to be granted by this Agreement.

               (e) Authorization; Enforceability; Consents and No Breach. The execution and delivery of this Agreement and the performance by Pledgor of its obligations hereunder are within Pledgor's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approvals (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of Pledgor or of any agreement, instrument or order binding upon Pledgor.

               (f) Book-Entry Securities. With respect to the Book-Entry Securities identified in Schedule I hereto and the Book-Entry Securities acquired by or on behalf of Pledgor from time to time with the Note Proceeds and/or other amounts deposited or accruing in the Hyatt Gaming Construction Disbursement Account and the Hyatt Gaming Completion Account, Pledgor shall promptly request Norwest as Securities Intermediary to:

               (i) cause such Book-Entry Securities to be credited to the Securities Intermediary's trust/custody account maintained at the Federal Reserve Bank at which such Securities Intermediary maintains a Participant's Securities Account (as such term is defined in 31 C.F.R. ss 357.2) (and to be identified on the records of such Federal Reserve Bank as being held for the sole and exclusive account of such Securities Intermediary),

               (ii) credit by book-entry and its books and records such Book-Entry Securities as being held for the account of Lender and for the benefit of Lender (subject to the lien of the Indenture Trustee in the Construction Disbursement Account, the Interest Reserve Account, the Interim Interest Reserve Account, the Completion Reserve Account and the Advance Disbursement Account and any Proceeds thereof or other amounts held in such accounts, as applicable), and

               (iii) send a confirmation to Lender that such Securities Intermediary is holding such Book-Entry Securities for the account of Lender and for the benefit of Lender (subject to the lien of the

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          Indenture Trustee in the Construction Disbursement Account, the
          Interest Reserve Account, the Interim Interest Reserve Account, the Completion Reserve Account and the Advance Disbursement Account and any Proceeds thereof or other amounts held in such accounts, as applicable and in each case the Securities Intermediary shall act upon the instructions of the Disbursement Agent).

With respect to the Pledged Collateral, Pledgor and Lender hereby acknowledge and agree that Norwest is the Securities Intermediary at which the securities accounts for the Pledged Collateral is maintained, and Norwest hereby agrees to maintain each of the Pledged Collateral Accounts as a "securities account" within the meaning of Article 8 of the Uniform Commercial Code. Norwest hereby acknowledges that, and Pledgor hereby agrees, subject to the lien of the Indenture Trustee in the Construction Disbursement Account, the Interest Reserve Account, the Interim Interest Reserve Account, the Completion Reserve Account and the Advance Disbursement Account and any Proceeds thereof or other amounts held in such accounts, as applicable (i) it has by book-entry credited the Book-Entry Securities to Lender and Lender is the entitlement holder with respect to the security entitlements therein, (ii) it shall, as Securities Intermediary, comply with all written entitlement orders originated by Lender without the need for further consent by Pledgor or further direction from the Disbursement Agent acting on the direction of any Party, and (iii) Lender shall have control over the Book-Entry Securities and the security entitlements and securities accounts relating thereto.

Norwest as Securities Intermediary hereby agrees that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Pledged Collateral Accounts shall be treated as a "financial asset" with the meaning of Section 8-102(a)(a) of the Uniform Commercial Code.

               (g) Pledged Collateral. All information set forth herein (including the exhibits hereto) relating to the Pledged Collateral is accurate and complete in all material respects.

           Section 6. Provisions Concerning the Pledged Collateral.


               (a) Protection of Lender's Security. Pledgor shall not take any action that impairs the rights of Lender in the Pledged Collateral.

               (b) Payments. So long as no Event of Default shall have occurred and be continuing, all distributions, cash, interest, return of capital or other payments made in respect of the Pledged Collateral shall be deposited in the applicable Pledged Collateral Account and utilized in accordance with the provisions of the Subordinated Loan Agreement and the Disbursement Agreement. Upon the occurrence and during the continuation of an Event of Default, Lender shall be entitled to exercise its rights and remedies as set forth in Section 8 hereof.

           Section 7. Transfers and Other Liens. Pledgor shall not (i) sell, convey, assign or otherwise dispose of, or grant any option, right or warrant with respect to, any of the Pledged Collateral except as permitted under the

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Subordinated Loan Agreement, the Disbursement Agreement and this Agreement, or
(ii) create or permit to exist any Lien upon or with respect to any Pledged Collateral, except for the lien of this Agreement and the other Transaction Documents and Permitted Liens described in Section 5(b) hereof.

           Section 8. Remedies Upon Default; Obtaining the Pledged Collateral Upon Event of Default.

               (a) If an Event of Default shall have occurred and be continuing, subject to compliance with the Gaming Laws and the Liquor Laws, then and in every such case, Lender may:

                         (i) instruct the obligor or obligors on any agreement,
                    instrument or other obligation constituting Pledged Collateral to make any payment required by the terms of such instrument or agreement directly to or as directed by Lender; provided, however, that in the event that any such payments are made directly to Pledgor prior to receipt by any such obligor of such instruction or notwithstanding such instruction, Pledgor shall hold such amounts as agent and trustee for Lender, segregate all amounts received pursuant thereto in a separate account and pay such amounts promptly to or as directed by Lender; and

                         (ii) proceed to exercise all rights, privileges and
                    remedies of Pledgor under the Pledged Collateral, and may exercise such rights and remedies either in the name of Lender or in the name of Pledgor for the use and benefit of Lender to the fullest extent permitted by applicable law.

               (b) Upon the occurrence and during the continuance of an Event of Default, Lender may from time to time exercise in respect of the Pledged Collateral, in addition to the other rights and remedies provided herein or otherwise available to it, all the rights and remedies of a Lender under the Uniform Commercial Code. The proceeds of the exercise by Lender of any remedy hereunder shall be paid to and applied as follows:

           First: to payment of all of the reasonable costs and expenses of Lender, including (i) the expenses of such sale, (ii) the out-of-pocket costs and expenses of Lender and the fees and out-of-pocket costs and expenses of counsel employed by Lender, (iii) the payment of all advances made by Lender for the account of Pledgor hereunder, and (iv) the payment of all costs and expenses incurred by Lender in connection with the administration and enforcement of this Agreement, to the extent that such advances, costs and expenses shall not have been reimbursed to Lender;

           Second: to the payment in full of the Obligations under and as defined in this Agreement in accordance with Section 3 of the Intercreditor Agreement;

           Third: the balance, if any, of such proceeds shall be paid to Pledgor, its successors and assigns, or to whomever may be lawfully entitled to receive the same.

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               (c) Upon the occurrence and during the continuance of an Event of
          Default, subject to compliance with the Gaming Laws and the Liquor Laws, Lender may, upon ten (10) business days' prior written notice to Pledgor of the time and place, with respect to the Pledged Collateral or any part thereof that shall then be or shall thereafter come into the possession, custody or control of Lender or any of its agents, sell, lease, assign or otherwise dispose of all or any part of the Pledged Collateral, at such place or places as Lender deems best, and for cash or for credit or for future delivery, at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and Lender or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Pledged Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of Pledgor, any such demand, notice (other than the notice specified above) and right or equity being hereby expressly waived and released. Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned. Notwithstanding the first sentence of this Section 8(c) to the contrary, with respect to that portion of the Pledged Collateral consisting of Book-Entry Securities, the parties acknowledge and agree that such Pledged Collateral is sold on a recognized market and, accordingly, Lender need not furnish Pledgor with notice of its intention to sell such Pledged Collateral. The proceeds of each collection, sale or other disposition under this
          Section 8(c) shall be applied in accordance with Section 8(b) hereof.

               (d) Private Sale. Lender shall incur no liability as a result of the sale of the Pledged Collateral, or any part thereof, at any private sale pursuant to Section 8(c) hereof conducted in a commercially reasonably manner. Pledgor hereby waives any claims against Lender arising by reason of the fact that the price at which the Pledged Collateral may have been sold at such private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount owed by Pledgor under the Transaction Documents, even if Lender accepts, the first offer received and does not offer the Pledged Collateral to more than one offeree. Notwithstanding anything to the contrary in this Section 8(d), with respect to that portion of the Pledged Collateral consisting of Book-Entry Securities, the parties acknowledge and agree that such Pledged Collateral is sold on a recognized market and, accordingly, such Pledged Collateral is excluded from this Section 8(d).

           Section 9. Lender May Perform; Lender Appointed Attorney-In-Fact. If Pledgor fails to do any act or thing that it has covenanted to do hereunder or if any warranty on the part of Pledgor contained herein shall be breached, Lender may (but shall not be obligated to), upon notice to Pledgor specifying the action to be taken, do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose. Any and all amounts so expended by Lender (including, but not limited to, reasonable legal expenses and disbursements) shall be paid by Pledgor promptly upon demand therefor, with interest at the Interest Rate, as defined in the Subordinated Note, plus 2% during the period from the date on which such payment is made to and including the date of repayment. Pledgor hereby authorizes Lender and appoints Lender its attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, or otherwise, from time to time in Lender's reasonable discretion to take any action and to execute any instrument which is consistent and in accordance with the terms of this Agreement and the Transaction Documents and which Lender may deem reasonably necessary or advisable to accomplish the purposes of this Agreement. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term of this Agreement. Pledgor hereby ratifies all actions that such attorney shall lawfully take or cause to be taken in accordance with this
Section 9.

           Section 10. Notices. All notices, requests, demands and other communication shall be given in the manner set forth in Section 7.13 of the Subordinated Loan Agreement and shall be given or delivered at the following respective addresses and facsimile and telephone numbers and to the attention of the following individuals or departments: (i) if to Pledgor, at its address specified pursuant to the Subordinated Loan Agreement; (ii) if to Lender, at its address specified pursuant to the Subordinated Loan Agreement; (iii) if to the Securities Intermediary or the Interest Securities Intermediary, at their respective addresses specified on the signature page hereto; and (iv) as to any such party, at such other address, facsimile or telephone number, or to the attention of such other individual or department, as the party to which such information pertains may hereafter specify for the purpose in a notice to the other specifically captioned "Notice of Change of Address." A copy of any notice provided pursuant to this Agreement shall be provided to Hyatt Gaming Management, Inc. at its address set forth in the Management Agreement.

           Section 11. GOVERNING LAW; TERMS; SEVERABILITY. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF, EXCEPT TO THE EXTENT THAT THE PERFECTION AND ENFORCEMENT OF THE SECURITY INTERESTS HEREUNDER IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF ANOTHER JURISDICTION, AND EACH OF THE PARTIES HERETO, TOGETHER WITH THE SECURITIES INTERMEDIARY AND THE INTEREST SECURITIES INTERMEDIARY, EXPRESSLY AGREES THAT FOR PURPOSES OF SECTION 8-110 OF THE UNIFORM COMMERCIAL CODE, THE SECURITIES INTERMEDIARY'S AND THE INTEREST SECURITIES INTERMEDIARY'S JURISDICTION IS NEW YORK. THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE CITY OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

           If any term or provision of this Agreement is held to be or rendered invalid or unenforceable at any time in any jurisdiction, such term or provision shall not affect the validity or enforceability of any other terms or provisions at any other time or in any other jurisdiction.

           Section 12. Facsimile; Counterparts. Each party hereto may deliver an executed signature page to this Agreement by facsimile transmission to each other party, which facsimile copy shall be deemed to be an original executed signature page; provided, however, that such party shall deliver an original signature page to each other party promptly thereafter. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which counterparts together shall constitute one agreement with the same effect as if the parties had signed the same signature page.

           Section 13. Headings. The Section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

           Section 14. Entire Agreement; Amendments. This Agreement, together with those other agreements referenced herein, constitutes the entire agreement and understanding of Pledgor and Lender, and shall supersede any other agreements and understandings (written or oral) between Pledgor and Lender on or prior to the date of this Agreement with respect to the transaction contemplated in this Agreement. No amendment or modification to any terms of this Agreement, or cancellation of this Agreement, shall be valid unless in writing and executed and delivered by both Pledgor and Lender.

           Section 15. Limitation on Duty of Lender in Respect of Pledged Collateral. Beyond the exercise of reasonable care in the custody thereof, Lender shall have no duty as to any Pledged Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which Lender accords its own property, and shall not be liable or responsible for any loss or damage to any of the Pledged Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by Lender in good faith.

           Section 16. No Waiver. No delay on the part of Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

           Section 17. Binding Agreement; Assignment. This Agreement shall be binding upon Pledgor and Lender and their respective successors and assigns, and shall inure to the benefit of Pledgor and Lender and the respective successors and assigns of Lender.

           Section 18. Indemnification. Pledgor agrees to indemnify Lender and hold Lender harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind or nature whatsoever, including without limitation the reasonable fees and disbursements of counsel, which may be incurred by Lender in connection with its actions hereunder or in connection with any investigative, administrative or judicial proceeding (whether or not Lender shall be designated a party thereto) relating to or arising out of this Agreement or the Pledged Collateral (including without limitation any such proceeding by Pledgor against Lender or Lender against Pledgor); provided that Lender shall not have the right to be indemnified hereunder for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

           Section 19. Waiver of Right to Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDINGS INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

           Section 20. Limitations of Gaming Laws and Liquor Laws. Lender acknowledges that: (i) its grant of a security interest in, and its rights and remedies with respect to the Pledged Collateral are subject to the limitations and restrictions of the Gaming Laws and/or the Liquor Laws, which may, among other things, require Lender to obtain the prior approval of the Gaming Authority or Liquor License Authority, as applicable, enforcing such laws before taking any action hereunder and to be licensed by such authorities before exercising certain rights and remedies hereunder and (ii) the Gaming Laws and Liquor Laws currently prohibit any pledge, hypothecation or transfer of any Gaming License or Liquor License or any interests therein or attachment of any security interest in such licenses.

           Section 21. Conflicts with Subordinated Loan Agreement. In the event of any conflict between the provisions of this Agreement and those of the Subordinated Loan Agreement, including, without limitation, any conflicts or inconsistencies in any definitions herein or therein, the applicable provisions or definitions in the Subordinated Loan Agreement shall govern.

           Section 22. Termination. Upon the indefeasible payment in full of all Obligations (other than Unmatured Surviving Obligations) of the Pledgor under the Subordinated Loan Agreement, the Subordinated Note, this Agreement, the other Transaction Documents and any other document or other agreement executed in connection herewith or therewith, or upon Legal Defeasance or Covenant Defeasance, Lender shall, at the request of Pledgor, deliver a certificate to Pledgor stating that such Obligations have been paid in full, the security interest granted herein shall terminate and all rights to the Pledged Collateral shall revert to Pledgor. Upon any such termination Lender shall, at Pledgor's expense, execute and deliver to Pledgor such Uniform Commercial Code termination statements and such other documents as Pledgor shall reasonably request to effect or evidence the termination and release of such security interest in the Pledged Collateral

           Section 23. Intercreditor Arrangements. The rights and obligations of Pledgor and Lender under this Agreement are made subject to all terms and conditions of the Intercreditor Agreement.

                  [remainder of page intentionally left blank;
                             signature page follows]

           IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

                                            PLEDGOR:

                                            WINDSOR WOODMONT BLACK HAWK,
                                            a Colorado corporation


                                            By: /s/ Michael L. Armstrong
                                               --------------------------------
                                            Name:   Michael L. Armstrong
                                                 ------------------------------
                                            Title:  Executive Vice President
                                                  -----------------------------

                                            LENDER:

                                            HYATT GAMING MANAGEMENT, INC.,
                                            a Nevada corporation


                                            By: /s/ Richard L. Schulze
                                               --------------------------------
                                            Name:   Richard L/ Schulze
                                                 ------------------------------
                                            Title:  Authorized Signatory

Norwest Bank Minnesota, N.A., a national association, acting in its capacity as Securities Intermediary, hereby (i) agrees to act as Securities Intermediary and
(ii) acknowledges its agreement to be bound by the provisions of subsections 5(f) and 11 set forth in this Agreement.

NORWEST BANK MINNESOTA, N.A., a
a national association


By:
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------

Midwest Plaza West Tower
801 Nicollet Mall, Suite 700
Minneapolis, MN 55479-0065
Attention: Kristy M. Perez
Facsimile: (702) 765-3531

        [Signature Page To Hyatt Gaming Pledge and Assignment Agreement]

        IN WITNESS WHEREOF, each of the parties hereto has caused this aggreement to be executed and delivered by its duly authorized officer as of the above date first above written.


                                    PLEDGOR:

                                    WINDSOR WOODMART BLACK HAWK,
                                    a Colorado corporation

                                    By:
                                         -------------------------
                                    Name:
                                         -------------------------
                                    Title:
                                         -------------------------


                                    LENDER:

                                    HYATT GAMING MANAGEMENT, INC.
                                    a Nevada corporation

                                    By:
                                         -------------------------
                                    Name:
                                         -------------------------
                                    Title:
                                         -------------------------

Norwest Bank Minnesota, N.A. a national association, as Securities Intermediary, hereby (i) agrees to act as Securities Intermediary and (ii) acknowledges to be bound by the provisions of subsection 5(1) and 11 set forth in this Agreement.

NORWEST BANK MINNESOTA, N.A., a
a national association

By:  /s/Kristy M. Perez
     -----------------------------
Name:   Kristy M. Perez
     -----------------------------
Title:  Vice President
     -----------------------------

3300 W. Sahara, 1st Floor
Las Vegas, NV  89102
Attion:  Kristy M. Perez
Facsimile:  (702) 765-3531

        [Signature Page To Hyatt Gaming Pledge and Assignment Agreement]

                                                                      Schedule I
                                                                      ----------
                               LIST OF SECURITIES